                                                                   Exhibit 10.15

                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General
Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of ORTHOMETRIX, INC. on June
14, 2005 resolutions were duly adopted setting forth a proposed amendment of the
Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Restated Certificate of Incorporation of this corporation be amended by striking out the first sentence of the Article thereof numbered
"FOURTH" and by substituting in lieu of said sentence the following:

         "FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is seventy-six million (76,000,000) shares, consisting of the following classes of stock: (A) one million (1,000,000) shares of Preferred Stock, par value
         $.0005 per share ("Preferred Stock"); and (B) seventy-five million
         (75,000,000) shares of Common Stock, par value $.0005 per share
         ("Common Stock")."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the
State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 27th day of July, 2005.

                                      By: /s/ Neil H. Koenig
                                          ----------------------------------
                                          Name: Neil H. Koenig
                                          Title:  Chief Financial Officer